EXHIBIT 99.1

MAJOR LEAGUE FOOTBALL, INC.

Consent of a Majority of Directors in Lieu of Meeting

June [_22__], 2017

The undersigned, constituting a majority of the directors of Major League Football, Inc., a Delaware corporation (the “Company”), pursuant to the authority contained in the Delaware General Corporation Law, in lieu of a meeting of the Board of Directors, hereby consent to and adopt the following resolutions which shall have the same force and effect as if they had been duly adopted at a meeting held pursuant to notice and held in accordance with law and the By-laws of the Company:

WHEREAS, the Company considers it necessary, appropriate and desirable to offer for sale, and to sell, shares of convertible preferred stock to be designated Series A Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock” or “Securities”), in an offering intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Regulation D of the Securities Act (the “Offering”); and

WHEREAS, in accordance with the Offering, the Company intends to sell shares of Preferred Stock to “accredited investors” as such persons are defined under Regulation D of the Act, in accordance with the requirements of Regulation D of the Act.

NOW THEREFORE LET IT BE:

THE SECURITIES PURCHASE AGREEMENT

RESOLVED, that in connection with the Offering of the Securities, the President and the Chief Operation Officer (each, a “Proper Officer”) of the Company be, and each of them acting individually hereby is, authorized and directed in the name and on behalf of the Company to prepare and deliver, or cause to be prepared and delivered, a securities purchase agreement (“Securities Purchase Agreement”) relating to the Offering, including any revisions thereof and amendments and supplements thereto containing such information and including any and all exhibits and other documents relating thereto, and to prepare and deliver, or cause to be prepared and delivered, any other certificates, instruments, papers and other documents, and to take any and all such further action, as may be deemed necessary, appropriate or desirable by any Proper Officer of the Company in connection with the foregoing;

RESOLVED, that the form, terms and provisions of the Securities Purchase Agreement to be entered into by and among the Company and the accredited investor (the “Investor”), providing for the purchase by the Investor of the Securities in a transaction not involving a public offering on the terms and conditions set forth therein, substantially in the form attached hereto as Exhibit A be, and the same hereby are, approved, and the Proper Officers be, and each of them individually hereby is, authorized and directed, for and on behalf of the Company, to execute and deliver the Securities Purchase Agreement with such modifications, amendments or changes therein as the Proper Officer executing the same may approve, such approval and the approval thereof by this Board of Directors, to be conclusively established by such execution and delivery;

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AUTHORIZATION OF THE SERIES A PREFERRED STOCK

RESOLVED, that pursuant to the authority conferred on the Board of Directors by the Company’s Certificate of Incorporation, the Preferred Stock, as a series of preferred stock, par value $0.001 per share, of the Company, be and it hereby is authorized and established; and that the designations, powers, preferences and rights of the Preferred Stock, and the qualifications, limitations or restrictions thereof, as fixed and set forth in the Certificate of Designation of Preferred Stock of the Company, substantially in the form attached hereto as Exhibit B (the “Certificate”), be, and the same hereby are, approved and adopted;

RESOLVED, that the Proper Officers be, and each of them individually hereby is, authorized and directed to execute, deliver and file the Certificate with the Secretary of State of the State of Delaware and to pay any fees related to such filing;

RESOLVED, that the Certificate, which, among other things, authorizes the Preferred Stock, as a series of preferred stock, par value $0.001 per share, of the Company, having the powers, preferences and rights and the qualifications, limitations or restrictions thereof, as fixed and set forth in the Certificate, be, and it hereby is authorized, adopted and approved;

THE OFFERING

RESOLVED, that the issuance and sale of shares of Preferred Stock in the Offering pursuant to the terms and conditions set forth in the Certificate and the Securities Purchase Agreement and related documents are hereby approved, and that up to 43,000,000 shares of Preferred Stock, be, and they hereby are, reserved for such purposes;

RESOLVED, that, upon the execution of the Securities Purchase Agreement and the filing of the Certificate, the Company be, and it hereby is, authorized to issue in accordance with the Securities Purchase Agreement such number of shares of Preferred Stock as may be otherwise issuable in accordance with the terms of the Securities Purchase Agreement;

RESOLVED, that upon the closing of the Securities Purchase Agreement and the filing of the Certificate, the Proper Officers be, and each of them individually hereby is, authorized and directed to issue or cause to be issued appropriate stock certificates representing such shares of Preferred Stock, and that, when issued in accordance with the terms of the Securities Purchase Agreement and upon payment for such shares as provided in the Securities Purchase Agreement, such shares shall be validly issued, fully paid and non-assessable;

CONVERSION

RESOLVED, that the issuance of shares of the Company’s common stock, par value $.001 (the “Common Stock”), upon conversion of the Preferred Stock in accordance with the terms and conditions of the Certificate be, and it hereby is approved; and that up to 43,000,000 shares of Common Stock, plus such additional shares of Common Stock as may be issuable pursuant to the anti-dilution provisions of the Preferred Stock as set forth in the Certificate, be, and they hereby are, reserved for such purposes;

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RESOLVED, that upon the conversion of the Preferred Stock, the Proper Officers be, and each of them individually hereby is, authorized and directed to issue or cause to be issued appropriate stock certificates representing such shares of Common Stock, and that, when issued in accordance with the terms of the Preferred Stock, such shares shall be validly issued, fully paid and non-assessable;

RESOLVED, that for purposes of Section 203 of the Delaware General Corporation Law, the acquisition by the Investors of the Common Stock issuable upon conversion of the Preferred Stock is hereby approved by the Board of Directors;

BLUE SKY FILINGS

RESOLVED, that the Proper Officers be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to take any and all actions which any of them may deem necessary or advisable in order to obtain a permit, register or qualify the Securities for issuance and sale or to make a notice filing with respect to, or request an exemption from registration of, the Securities or to register or obtain a license for the Company as a dealer or broker under the securities laws of such of the states of the United States of America as the Proper Officers may deem advisable, and in connection with such permits, registrations, qualifications, notice filings, exemptions and licenses, to execute, acknowledge, verify, deliver, file and publish all such applications, reports, notices, issuer’s covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments and pay all such fees and expenses as may be required under such laws, and to take any and all further action which they may deem necessary or advisable in order to maintain any such registration in effect for as long as they deem to be in the best interests of the Company;

RESOLVED, that if any such jurisdiction in which any applications, statements or other documents are filed requires a prescribed form of resolution or resolutions, such resolution(s) shall be deemed to have been, and each of them hereby is, expressly adopted and made a part of these resolutions as if such resolutions were expressly set forth herein, and that the Secretary or any Assistant Secretary of the Company be, and each of them individually hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to certify the adoption of any and all such resolutions as though such resolutions were expressly set forth herein and adopted hereby;

APPOINTMENT OF NEW DIRECTOR

RESOLVED, that immediately upon the upon the closing of the Securities Purchase Agreement and payment for such shares as provided in the Securities Purchase Agreement, Jerry C. Craig shall be, without any further action by the Board of Directors, elected to the Board of Directors of the Company, to fill the newly created directorship on the Board of Directors until the next annual meeting of the stockholders of the Company or until his earlier resignation or removal. Mr. Craig’s election as a director shall be considered as one (1) Preferred Stock director election pursuant to the Certificate of Designation of Preferred Stock;

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APPOINTMENT OF CHIEF EXECUTIVE OFFICER

RESOLVED, that immediately upon the closing of the Securities Purchase Agreement, as provided in the Securities Purchase Agreement, Jerry C. Craig shall be, without any further action by the Board of Directors, elected as the chief executive officer of the Company to hold office until the earlier election and qualification of his successor or until his earlier resignation or removal:

NEW BANK ACCOUNT

RESOLVED, that in connection with the anticipated receipt of funds by the Company in connection with the closing of the Securities Purchase Agreement and payment for such shares as provided in the Securities Purchase Agreement, Jerry C. Craig, who shall be named Chief Executive Officer of the Company upon closing of the Securities Purchase Agreement and payment for such shares as provided in the Securities Purchase Agreement and Kris Craig, Treasurer, are hereby authorized, empowered and directed to immediately open and maintain one bank account for the Company at Bank of America Bank, and that in connection therewith each such person may execute and deliver on behalf of the Company such forms of banking resolutions as such banks may request in connection with its designation as depository, which banking resolutions are hereby adopted as resolutions of the Board and the Secretary is directed to make a copy of said resolutions and insert them immediately after this written consent as Exhibit D; provided, however, that any bank account opened pursuant to this resolution shall contain a protective provision that shall provide that no funds may be withdrawn in any manner from such bank account that is in an amount in excess of $5,000 unless such withdrawal is co-signed by both Jerry C. Craig and Kris Craig;

RESOLVED, that the officers of the Corporation hereby are authorized to execute, deliver and file all certificates and documents and to do all other acts and things necessary or advisable, or convenient and proper, to open a bank account on behalf of the Corporation in accordance with the above resolution;

DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY

RESOLVED, that immediately upon the closing of the Securities Purchase Agreement and payment for such shares as provided in the Securities Purchase Agreement, the Company shall obtain a directors and officers liability insurance policy in the amount no less than $1 million to cover liabilities arising from lawsuits, investigations or proceedings against the directors and officers based on alleged wrongful acts by them in their capacity as directors and officers of the Company as of the close of business on June 24, 2017 forward.

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APPROVAL OF DIRECTOR INDEMNIFICATION AGREEMENT

RESOLVED, that the Indemnification Agreement, substantially in the form attached hereto as Exhibit C, is hereby approved and adopted, with such minor modifications, amendments or changes therein as the Company may approve;

RESOLVED, that each existing director and any new director as of June 24,2017 shall enter into an Indemnification Agreement with the Company, and the Proper Officers be, and each hereby is, authorized and empowered in the name of and on behalf of the Company to execute, deliver, and perform the Indemnification Agreement and to execute and deliver such other instruments, certificates, and documents and to do such other acts and things as the officer so acting shall deem to be necessary or desirable in connection with the matters contemplated by the foregoing resolutions;

RATIFICATION OF PRIOR ACTIONS

RESOLVED, that any lawful and known and disclosed actions taken by any of the Proper Officers or by any employees or agents of the Company on or prior to the date on which the Board of Directors adopted the foregoing resolutions in connection with the Offering and the transactions contemplated by these resolutions be, and they hereby are, ratified, confirmed and approved; and

GENERAL

RESOLVED, that the Proper Officers of the Company be, and each of them individually hereby is, authorized and empowered, in the name and on behalf of the Company, to take all such further action and do such things, and to execute and deliver all such agreements, certificates, consents, instruments and documents and to prepare or cause to be prepared, execute and file or cause to be filed with any federal, state, local, foreign or other regulatory agencies any forms, reports, filings, applications or other documents, and to make all expenditures and incur all expenses which such Proper Officer, in his or her discretion deems necessary, desirable or appropriate to carry out fully the foregoing resolutions and the purposes and intents thereof, and the taking of any such action or the preparation, delivery, execution or filing by a Proper Officer of any of the foregoing or the payment of any such expenditures in connection with the foregoing matters shall conclusively establish authority therefor from the Company and the approval and ratification by the Company of the actions so taken, agreements or other documents so prepared, executed, delivered or filed, and the expenses or expenditures so paid.

RESOLVED, that the omission from these resolutions of any agreement or other arrangement contemplated by any of the agreements or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the agreements or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Authorized Officers to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions;

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RESOLVED, that the directors hereby consent to the above resolutions taken by this Consent of Directors in Lieu of Meeting;

RESOLVED, that an executed copy of this Consent of Directors in Lieu of Meeting shall be filed with the minutes of the proceedings of the board of directors; and

RESOLVED, that this Consent of Directors in Lieu of Meeting may be executed in two or more counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single document.

The undersigned direct that this Consent of Directors in Lieu of Meeting shall take effect as of the date first above written.

Richard Smith, director	Michael D. Queen, director

Wesley S. Chandler, director

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Exhibit A

Securities Purchase Agreement

Exhibit B

Certificate of Designation of Preferred Stock

Exhibit C

Form of Indemnification Agreement

Exhibit D

Banking Resolutions

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